Sound Point Meridian Capital Inc.
Schedule of Investments (UNAUDITED)
6/30/2024
(Expressed in United States Dollars)

Issuer(1)	Investment(2)	Acquisition Date(3)	Principal Amount	Cost	Fair Value(4)	Percentage of Net Assets
Investments at Fair Value(5)
Collateralized Loan Obligations - Debt - 0.66%(6)
Structured Finance
United States
Ares LXVIII CLO	Secured Note - Class F, (3M SOFR + 10.08%, due 04/25/2035)	6/13/2024	$51,000	$51,271	$51,730	0.01%
Ares LXX CLO	Secured Note - Class F, (3M SOFR + 8.64%, due 10/25/2035)	6/13/2024	118,125	118,358	119,630	0.03%
KKR CLO 40	Secured Note - Class ER, (3M SOFR + 7.25%, due 10/20/2034)	6/13/2024	1,397,000	1,395,839	1,391,342	0.35%
Morgan Stanley Eaton Vance CLO 2022-17A	Secured Note - Class F, (3M SOFR + 8.23%, due 07/20/2035)	6/13/2024	600,000	577,369	577,431	0.15%
Rockford Tower CLO 2023-2	Secured Note - Class FR, (3M SOFR + 8.18%, due 10/20/2035)	6/13/2024	500,000	493,291	491,561	0.12%
Total Collateralized Loan Obligations - Debt				$2,636,128	$2,631,694
Collateralized Loan Obligations - Equity - 82.53%
Structured Finance
United States(7)
AGL CLO 24(8)	Subordinated Note (effective yield 17.31%, maturity 7/25/2036)	6/13/2024	11,216,400	10,565,911	10,461,132	2.62%
AGL CLO 28(8)	Subordinated Note (effective yield 14.87%, maturity 1/21/2037)	6/13/2024	17,771,250	17,322,494	16,912,345	4.24%
AGL CLO 30(8)	Subordinated Note (effective yield 12.27%, maturity 4/21/2037)	6/13/2024	6,987,330	6,894,396	6,630,132	1.66%
Anchorage Capital CLO 13	Subordinated Note (effective yield 20.18%, maturity 4/15/2034)	6/13/2024	4,414,500	2,522,887	2,456,938	0.62%
Anchorage Capital CLO 16	Subordinated Note (effective yield 18.30%, maturity 1/19/2035)	6/13/2024	1,530,000	767,754	742,816	0.19%
Anchorage Capital CLO 18	Subordinated Note (effective yield 16.76%, maturity 4/15/2034)	6/13/2024	1,800,000	1,031,760	953,711	0.24%
Anchorage Capital CLO 24	Subordinated Note (effective yield 18.67%, maturity 4/15/2034)	6/13/2024	15,228,000	7,583,544	7,310,392	1.83%
Ares Loan Funding V	Subordinated Note (effective yield 19.75%, maturity 7/25/2037)	6/13/2024	2,677,500	2,188,848	2,360,636	0.59%
Ares LXVII CLO	Subordinated Note (effective yield 20.62%, maturity 1/25/2036)	6/13/2024	7,466,400	8,054,752	7,979,297	2.00%
Ares LXVIII CLO(8)	Subordinated Note (effective yield 17.44%, maturity 4/25/2035)	6/13/2024	3,600,000	3,736,800	3,705,432	0.93%
Ares LXX CLO(8)	Subordinated Note (effective yield 16.58%, maturity 10/25/2035)	6/13/2024	10,125,000	8,875,575	8,698,934	2.18%
Bain Capital Credit CLO 2019-4	Subordinated Note (effective yield 16.41%, maturity 4/23/2035)	6/13/2024	300,000	186,120	178,331	0.05%
Bain Capital Credit CLO 2022-4	Subordinated Note (effective yield 18.21%, maturity 7/16/2035)	6/13/2024	12,375,000	8,663,738	8,263,970	2.07%
Bain Capital Credit CLO 2023-2	Subordinated Note (effective yield 14.94%, maturity 7/18/2036)	6/14/2024	3,690,000	3,164,175	3,178,636	0.80%
Bain Capital Credit CLO 2023-4	Subordinated Note (effective yield 19.41%, maturity 10/21/2036)	6/13/2024	7,398,000	6,401,489	6,198,704	1.56%
Ballyrock CLO 23	Subordinated Note (effective yield 17.05%, maturity 4/25/2036)	6/13/2024	3,100,000	2,534,250	2,583,106	0.65%
Benefit Street Partners CLO XXXII(8)	Subordinated Note (effective yield 15.92%, maturity 10/25/2036)	6/13/2024	22,833,000	22,177,331	22,505,484	5.65%
Benefit Street Partners CLO XXXIV(8)	Subordinated Note (effective yield 15.30%, maturity 7/25/2037)	6/13/2024	13,441,800	12,604,731	12,943,547	3.25%
Carlyle U.S. CLO 2022-4	Subordinated Note (effective yield 20.91%, maturity 7/25/2034)	6/13/2024	15,841,800	15,387,140	15,455,159	3.88%
Carlyle U.S. CLO 2022-6(8)	Subordinated Note (effective yield 18.36%, maturity 10/25/2036)	6/13/2024	5,278,500	4,633,234	4,644,484	1.16%
Carlyle U.S. CLO 2023-1	Subordinated Note (effective yield 19.23%, maturity 7/20/2035)	6/13/2024	5,384,375	4,572,411	4,528,062	1.14%
Carlyle U.S. CLO 2023-5	Subordinated Note (effective yield 13.34%, maturity 1/27/2036)	6/13/2024	8,085,225	7,463,471	7,226,775	1.81%
Clover CLO 2019-2	Subordinated Note (effective yield 14.18%, maturity 10/25/2033)	6/13/2024	2,021,760	1,382,029	1,364,522	0.34%
Danby Park CLO(8)	Subordinated Note (effective yield 23.44%, maturity 10/21/2035)	6/13/2024	7,035,195	7,529,270	7,360,784	1.85%
Dryden 107 CLO(8)	Subordinated Note (effective yield 14.50%, maturity 8/15/2035)	6/13/2024	11,345,200	10,050,160	9,883,104	2.48%
Dryden 119 CLO(8)	Subordinated Note (effective yield 15.98%, maturity 4/15/2036)	6/13/2024	2,408,000	2,444,564	2,406,163	0.60%
Dryden 87 CLO	Subordinated Note (effective yield 18.68%, maturity 5/20/2034)	6/17/2024	3,000,000	1,716,000	1,706,505	0.43%
Eaton Vance CLO 2019-1(8)	Subordinated Note (effective yield 19.08%, maturity 4/15/2031)	6/13/2024	9,300,000	5,586,201	5,652,969	1.42%
Elmwood CLO 1	Subordinated Note (effective yield 10.57%, maturity 4/20/2037)	6/13/2024	1,300,000	1,150,760	1,094,166	0.27%
Generate CLO 11	Subordinated Note (effective yield 15.44%, maturity 4/20/2035)	6/13/2024	13,450,000	11,904,595	12,006,223	3.01%
Generate CLO 12	Subordinated Note (effective yield 19.56%, maturity 7/20/2036)	6/13/2024	750,000	621,750	606,375	0.15%
Generate CLO 3	Subordinated Note (effective yield 14.79%, maturity 10/20/2029)	6/13/2024	2,422,500	1,462,948	1,445,831	0.36%
Generate CLO 4	Subordinated Note (effective yield 25.89%, maturity 4/20/2032)	6/13/2024	3,360,000	2,182,105	2,144,355	0.54%
Generate CLO 6	Subordinated Note (effective yield 16.89%, maturity 1/22/2035)	6/13/2024	1,300,000	989,820	973,946	0.24%
Generate CLO 9	Subordinated Note (effective yield 16.98%, maturity 10/20/2034)	6/13/2024	6,360,000	5,071,464	5,039,577	1.26%
KKR CLO 40	Subordinated Note (effective yield 22.92%, maturity 10/20/2034)	6/13/2024	9,394,000	6,411,405	6,787,057	1.70%
KKR CLO 44	Subordinated Note (effective yield 16.55%, maturity 1/20/2036)	6/13/2024	10,809,375	9,210,668	8,975,334	2.25%
KKR CLO 48	Subordinated Note (effective yield 14.50%, maturity 10/20/2036)	6/13/2024	5,630,625	4,835,018	4,640,736	1.16%
KKR CLO 52	Subordinated Note (effective yield 18.32%, maturity 7/16/2036)	6/13/2024	2,100,000	1,874,040	1,815,130	0.46%
Lodi Park CLO	Subordinated Note (effective yield 14.88%, maturity 7/21/2037)	6/13/2024	15,686,890	14,234,284	14,145,364	3.55%
Morgan Stanley Eaton Vance CLO 2022-17A	Subordinated Note (effective yield 12.43%, maturity 7/20/2035)	6/13/2024	15,810,000	12,659,067	12,648,861	3.17%
Morgan Stanley Eaton Vance CLO 2022-18	Subordinated Note (effective yield 19.25%, maturity 10/20/2035)	6/13/2024	5,951,000	4,992,889	4,947,288	1.24%
Neuberger Berman Loan Advisers CLO 43	Subordinated Note (effective yield 13.92%, maturity 7/17/2035)	6/13/2024	3,250,000	2,175,875	2,109,819	0.53%
Neuberger Berman Loan Advisers CLO 54	Subordinated Note (effective yield 14.91%, maturity 4/23/2038)	6/13/2024	3,981,600	3,698,906	3,881,145	0.97%
Neuberger Berman Loan Advisers CLO 55	Subordinated Note (effective yield 13.09%, maturity 4/22/2038)	6/13/2024	1,666,000	1,538,884	1,554,065	0.39%
OCP 2021-21	Subordinated Note (effective yield 15.72%, maturity 7/20/2034)	6/13/2024	3,000,000	1,925,700	1,874,104	0.47%
OCP 2021-22	Subordinated Note (effective yield 15.64%, maturity 12/2/2034)	6/13/2024	4,500,000	3,136,950	3,378,909	0.85%
OCP 2022-24	Subordinated Note (effective yield 17.20%, maturity 7/20/2035)	6/13/2024	13,076,000	9,110,049	9,036,391	2.27%
OCP 2023-28(8)	Subordinated Note (effective yield 17.12%, maturity 7/16/2036)	6/13/2024	690,000	621,884	617,919	0.16%
OCP 2024-20	Income Note (effective yield 13.20%, maturity 4/18/2037)	6/13/2024	2,000	1,589,000	1,564,578	0.39%
OCP 2024-31	Subordinated Note (effective yield 12.54%, maturity 4/20/2037)	6/13/2024	4,570,160	4,389,182	4,227,973	1.06%
RAD CLO 24	Subordinated Note (effective yield 16.61%, maturity 7/20/2037)	6/13/2024	2,850,575	2,584,616	2,505,910	0.63%
Regatta XXI Funding	Subordinated Note (effective yield 12.80%, maturity 10/20/2034)	6/13/2024	2,193,000	1,595,846	1,582,690	0.40%
Regatta XXVIII Funding(8)	Subordinated Note (effective yield 13.97%, maturity 4/25/2037)	6/13/2024	2,656,000	2,428,928	2,404,144	0.60%
Rockford Tower CLO 2022-2(8)	Subordinated Note (effective yield 28.86%, maturity 10/20/2035)	6/13/2024	14,227,500	6,747,507	6,751,265	1.69%
Rockford Tower CLO 2023-1(8)	Subordinated Note (effective yield 22.84%, maturity 1/20/2036)	6/13/2024	8,806,875	8,249,399	8,259,827	2.07%
Rockford Tower CLO 2024-1(8)	Subordinated Note (effective yield 18.82%, maturity 4/20/2037)	6/13/2024	2,635,000	2,327,841	2,255,849	0.57%
RR 28	Subordinated Note (effective yield 11.66%, maturity 4/15/2120)	6/13/2024	10,802,400	6,447,953	6,215,297	1.56%
RRX 6	Subordinated Note (effective yield 12.93%, maturity 1/15/2037)	6/13/2024	12,937,500	8,053,594	7,641,596	1.92%
Tallman Park CLO	Subordinated Note (effective yield 14.36%, maturity 4/20/2034)	6/13/2024	1,976,000	1,366,175	1,323,192	0.33%
TCW CLO 2021-1	Subordinated Note (effective yield 20.65%, maturity 3/18/2034)	6/13/2024	560,000	339,696	355,935	0.09%
Total Collateralized Loan Obligations - Equity				$331,969,833	$328,985,996
Loan Accumulation Facilities - 1.35%
Structured Finance
United States
AGL CLO 33	Loan Accumulation Facility	6/26/2024	3,000,000	3,000,000	3,000,000	0.75%
Elmwood JPM 1 Ltd.	Loan Accumulation Facility	6/13/2024	2,400,000	2,400,000	2,400,000	0.60%

Issuer(1)	Investment(2)	Acquisition Date(3)	Principal Amount	Cost	Fair Value(4)	Percentage of Net Assets
Total Loan Accumulation Facilities				$5,400,000	$5,400,000

Total Investments - 84.54%				$340,005,961	$337,017,690
Other Asset in Excess of Liabilities - 15.46%					61,654,376
Net Assets - 100.00%					$398,672,066

(1)

The Fund is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to "control" an issuer if it owned 25% or more of its voting securities.

(2)	All securities exempt from registration under the Securities Act of 1933, as amended and are deemed to be “restricted securities”.
(3)	Acquisition date represents the initial purchase date of investment and/or the contribution date of the initial seed portfolio on June 13, 2024
(4)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)

Weighted average effective yield on cost was 16.92%. CLO equity is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of June 30, 2024, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.92%

(8)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.

Notes to Quarterly Portfolio of Investments

June 30, 2024 (Unaudited)

1. ORGANIZATION

Sound Point Meridian Capital, Inc. (the “Fund” or the “Company”) is a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We will elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with our tax year ending September 30, 2024. We were formed on May 13, 2022 as Sound Point Meridian Capital, LLC, a Delaware limited liability company, and effective March 13, 2024, we converted to a Delaware corporation under the name Sound Point Meridian Capital, Inc.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cashflow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies."

Security Valuation – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Fair Value – Valuation Techniques and Inputs

Collateralized Loan Obligations

The fair value of collateralized loan obligations and CLO warehouse facilities is determined by recently executed transactions or market price quotations (where observable) using the mean between bid and ask. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, price of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions; under such circumstances, these investments will be categorized in Level 3 of the fair value hierarchy.

The Fund may invest in certain special purpose vehicles for the purpose of holding syndicated bank loans during the warehouse period of an impending collateral loan obligation. During the warehouse period, the special purpose vehicles will secure investments and build a portfolio of primarily bank loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation closes; at this time the underlying assets held by the special purpose vehicles are securitized into the collateralized loan obligation portfolio (the "Securitization Period").

Reverse Repurchase Agreements

The Fund records reverse repurchase agreements at their contracted repurchase amounts payable. Interest on reverse repurchase agreements is included in interest payable in the consolidated statement of assets, liabilities, and partners’ capital.

Fair Value – Valuation Processes

The Investment Manager establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable. The Investment Manager designates a Valuation Committee (the “Committee”) to oversee the entire valuation process of the Fund’s investments. The Committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Fund’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on the specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on the accrual basis. Premiums and discounts are amortized using the effective interest method over the lives of the respective investments. Discounts to the face amount of high-yield debt investments and other debt investments are not accreted to the extent that interest income is not expected to be realized.

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield, based on the estimated cash flow expected to be collected over the life of the investment. It is the Fund’s policy to update the effective yield for each collateral loan obligation investment held within the portfolio on a quarterly basis.

Fair value measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 1. The following table presents information about the Fund’s assets measured at fair value as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments
Collaterized loan obligations	$-	$331,617,690	$-	$331,617,690
Loan Accumulation vehicles		5,400,000		5,400,000
Total Assets (at fair value)	$-	$337,017,690	$-	$337,017,690

See Note 1 for additional information related to the fair value hierarchy and valuation techniques and inputs.

3. COMMITMENTS AND CONTIGENCIES

As of June 30, 2024, the Fund had no unfunded commitments and/or contingencies.

4.      RISKS AND UNCERTAINTIES

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are undercollateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Fair Valuation of The Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.